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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported)   May 4, 2004
                                                         -------------------


                               Intelligroup, Inc.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         New Jersey                     0-20943               11-2880025
----------------------------   ------------------------    -------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
      of Incorporation)                                    Identification No.)


499 Thornall Street
Edison, New Jersey                                                   08837
----------------------------------------                        ----------------
(Address of Principal Executive Offices)                           (Zip Code)


                                 (732) 590-1600
               -------------------------------------------------
              (Registrant's telephone number, including area code)



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         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

         Exhibit No.        Description of Exhibit
         -----------        ----------------------
            99.1            Press release dated May 4, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.



         On May 4, 2004, Intelligroup, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

         The information in the Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.




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                                   SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       INTELLIGROUP, INC.

                                       By: /s/ Nagarjun Valluripalli
                                           --------------------------
                                       Name:  Nagarjun Valluripalli
                                       Title: Chairman of the Board, President,
                                              Chief Executive Officer


Date: May 4, 2004



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